GRAND PRIX FUNDS, INC.

                                 ANNUAL REPORT


                                OCTOBER 31, 1998

YEAR IN REVIEW

The Grand Prix Fund achieved a total return of 44.2% for the fiscal year ended October 31, 1998 with net asset value rising from $10.00 to $14.42. The 44.2% return achieved by the Fund outdistanced the returns by the S&P 500, S&P Mid Cap and S&P Small Cap indices by wide margins.

It was a rocky road en route to the 44.2% total return as a severe bear market for small stocks occurred starting in April with a less severe market for big stocks starting in July. Big stocks were caught in the throes of a downturn for a shorter period of time than small stocks as the S&P 500 bottomed on August 31st, but both the S&P Mid Cap and S&P Small Cap indices continued to hit new lows until October 8th.

The Fund's net asset value was $14.82 on July 20th. Market timing is not a strategy used by the Fund, but cash was raised in late July because the Fund's net asset value was moving up much faster than the general market and it seemed prudent to lock in some gains. The abrupt decline in the stock market brought the Fund's net asset value down to $12.18 on October 8th. Cash was redeployed in mid October as the net asset value was climbing rapidly due to a resurgence in the stock market. The Fund recovered most of its July to October losses with a dramatic 18% climb in net asset value in the last three weeks of its fiscal year to finish with a 44.2% return.

The Grand Prix Fund was launched on December 31, 1997 as an all-cap growth stock fund. The Fund employs a quantitative approach to stock selection using an earnings and price momentum strategy. In the opinion of the Fund manager, it has become increasingly difficult to forecast stock valuations using the traditional P/E approach due to one of the widest dispersions of P/E's on record and increased stock market volatility. For example, Dell Computer, which was in the year-end portfolio, never traded above a 20 P/E before 1996. At year-end it traded at about 60 times earnings. Using a fundamental approach based on historic P/E's, to place a valuation on Dell could have resulted in the stock never being bought or being sold too early once in the portfolio.

As a "non-diversified" fund, the Fund limited the number of issuers in the portfolio to not more than 30 at any time in the past year. No big bets were made in any particular issue as purchases were kept to similar dollar amounts. The bottom-up quantitative stock selection process employed by the Fund did produce sizeable sector weightings that is a frequent tendency of the Fund due to this investment style. Nearly two-thirds of the stock holdings were represented by technology (41%) and healthcare (42%) at the end of October. Corresponding representation for these two sectors in the S&P 500 was 17% and 13%, respectively.

The economic landscape is starting to change. Worldwide economic problems will likely crimp GDP growth over the next couple of years. More important, however, is that corporate profits are flattening out after six years of meteoric growth from a depressed base year in 1991. Corporate profits tend to run in cycles with three to five years of steady gains followed by two to three years of flat to declining profits. Taking all of the above into consideration, we feel that profits could actually be lower two to three years hence.

Small-cap and mid-cap stocks have significantly lagged the broad market averages since 1993. For example, the S&P 500 returned 162%, S&P Mid Cap 102% and S&P Small Cap 66% through October 31, 1998. Heading into an economic environment characterized by flat to down profits growth could be the catalyst that propels small- and mid-cap stocks to market leadership after five straight years of lagging performance relative to the big stock averages. When this occurs, the Grand Prix Fund will shift its current emphasis away from large-cap growth stocks to small-cap growth stocks.

The Grand Prix Fund is well positioned heading into a period of lackluster profits growth. At year-end the average 1998 earnings growth rate for the 25 companies in the Fund was estimated at 40% compared to about 3% for corporate profits. We feel comfortable with the portfolio entering the new fiscal year, but stand ready to make changes in response to ever changing economic and stock market developments in the year ahead.

Sincerely,

/s/ Robert Zuccaro
Robert Zuccaro, CFA
President

Graph
                                  1/1/98           10/31/98
                                  -------------------------
GRAND PRIX FUND                   $10,000          $14,420
S&P 500 Stock Index               $10,000          $11,463
S&P 400 Midcap Index              $10,000          $10,122
S&P 600 Smallcap Index            $10,000          $8,782

TOTAL RETURN
For the ten months ended 10/31/98
GRAND PRIX FUND                   44.20%
S&P 500 Stock Index               13.37%
S&P 400 Midcap Index              1.22%
S&P 600 Smallcap Index            -12.18%

This chart assumes an initial investment of $10,000 made after the close of business on 1/1/98 (Commencement). Returns shown here and in the table are based on net change in NAV. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results.
The investment return and principal value of an investment in the Grand Prix Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The S&P 400 Midcap Index is an unmanaged capitalization weighted total return index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $1.6 billion.

The S&P 600 Smallcap Index is an unmanaged capitalization weighted total return index that measures the performance of the small-cap sector of the U.S. stock market where the median market capitalization is approximately $400 million.

GRAND PRIX FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

NUMBER OF
SHARES                                                           VALUE

           COMMON STOCKS                    100.1%
           AEROSPACE                          3.6%
   1,300   Gulfstream Aerospace Corp.<F1>                 $     57,525

           BUILDING PRODUCT CEMENT/AGGREGATE  4.0%
   1,900   Granite Construction, Inc.                           63,294

           COMMERCIAL SERVICES                4.0%
   1,300   Paychex, Inc.                                        64,675

           COMMUNICATIONS SYSTEMS             3.7%
   1,300   Symbol Technologies, Inc.                            58,175

           COMPUTER INTEGRATED SYSTEMS        8.3%
   1,400   Jack Henry & Associates, Inc.                        63,875
   2,300   Oracle Corp.<F1>                                     67,994
                                                               131,869
           COMPUTER LOCAL NETWORKS            3.5%
     900   Cisco Systems, Inc.<F1>                              56,700

           COMPUTER MEMORY DEVICES            3.6%
     900   EMC Corp.<F1>                                        57,937

           COMPUTER MINI/MICRO               19.9%
   1,600   Apple Computer, Inc.<F1>                             59,400
   1,000   Dell Computer Corp.<F1>                              65,625
     700   Intel Corp.                                          62,431
     400   International Business
           Machines, Inc.                                       59,375
   1,200   Sun Microsystems, Inc.<F1>                           69,900
                                                               316,731
           COMPUTER SOFTWARE                  8.9%
     600   America Online, Inc.<F1>                             76,237
   1,200   Compuware Corp.<F1>                                  65,025
                                                               141,262
           ELECTRICAL PRODUCTS                4.0%
   1,500   American Power Conversion Corp.<F1>                  63,656

           ELECTRONICS                        3.9%
   2,500   Bel Fuse Inc. Class A<F1>                            62,188

           FINANCE INVESTMENT BROKERS         4.2%
   1,400   The Charles Schwab Corp.                             67,113


 GRAND PRIX FUND

 SCHEDULE OF INVESTMENTS (CONTINUED)
 OCTOBER 31, 1998

 NUMBER OF
  SHARES                                                         VALUE
           FINANCIAL SERVICES                 4.1%
     800   SEI Investments Co.                            $     66,300

           FOOD-RETAIL                        2.1%
     600   The Kroger Co.<F1>                                   33,300

           MEDICAL/BIOMEDICAL                 3.4%
     700   Amgen, Inc.<F1>                                      54,994

           MEDICAL PRODUCTS                   3.9%
   1,000   Allergan, Inc.                                       62,437

           MEDICAL WHOLESALE DRUGS            3.4%
     700   McKesson Corp.                                       53,900

           OFFICE SUPPLIES                    3.9%
   1,900   Staples, Inc.<F1>                                    61,988

           TELECOMMUNICATIONS CELLULAR        7.7%
   1,200   MCI WorldCom, Inc.<F1>                               66,300
   1,000   Plantronics Inc.<F1>                                 56,937
                                                               123,237

           Total Common Stocks (cost $1,422,506)             1,597,281



           SHORT-TERM INVESTMENTS             1.2%

   18,641  Fifth Third Treasury Fund                            18,641

           Total Short-term Investments
           (cost $18,641)                                       18,641

           Total Investments
           (cost $1,441,147)                101.3%           1,615,922

           Liabilities less Other Assets(1.3)%                (20,514)


           NET ASSETS                       100.0%          $1,595,408


<F1> Non-income producing security


See notes to the financial statements.



GRAND PRIX FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998


ASSETS:
Investments at value (cost $1,441,147)                     $ 1,615,922
Deferred organization costs, net                                66,306
Prepaid expenses                                                 7,922
Dividends and interest receivable                                  795
                                                            ----------

Total Assets                                                 1,690,945
                                                            ----------

LIABILITIES:

Payable to Advisor                                              43,707
Accrued investment advisory fees                                10,435
Payable for investments purchased                                7,485
Accrued distribution fees                                        2,609
Other accrued expenses                                          31,301
                                                            ----------

Total Liabilities                                               95,537
                                                            ----------
Net Assets                                                 $ 1,595,408
                                                            ==========


NET ASSETS CONSIST OF:
Capital stock                                              $ 1,126,270
Undistributed net realized gain on investments                 294,363
Net unrealized appreciation of investments                     174,775
                                                           -----------
Net Assets                                                 $ 1,595,408
                                                           ===========

CAPITAL STOCK, $0.01 PAR VALUE, 500,000,000 SHARES AUTHORIZED
Issued and outstanding                                         110,670

NET ASSET VALUE PER SHARE                                  $     14.42
                                                           ===========


See notes to the financial statements.

GRAND PRIX FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 1998<F1> TO OCTOBER 31, 1998


INVESTMENT INCOME:
Interest                                                   $     4,185
Dividends                                                        2,327
                                                           -----------
                                                                 6,512
                                                           -----------

EXPENSES:
Fund administration and accounting fees                         54,139
Shareholder servicing fees                                      21,633
Federal and state registration fees                             19,652
Legal fees                                                      17,804
Amortization of organization costs                              13,252
Investment advisory fees                                        10,435
Reports to shareholders                                          9,003
Audit fees                                                       6,998
Custody fees                                                     5,538
Distribution fees                                                2,609
Other                                                            5,264
                                                            ----------
Total expenses before reimbursement                            166,327
Reimbursement of expenses by Advisor                         (149,110)
                                                            ----------

Net expenses                                                    17,217
                                                            ----------

NET INVESTMENT LOSS                                           (10,705)
                                                            ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                               296,012
Net unrealized appreciation of investments                     174,775
                                                            ----------

Net gain on investments                                        470,787
                                                            ----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                             $  460,082
                                                            ==========


<F1> Commencement of operations


See notes to the financial statements.



GRAND PRIX FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 1998<F1> TO OCTOBER 31, 1998

OPERATIONS:
Net investment loss                                        $  (10,705)
Net realized gain on investments                               296,012
Net unrealized appreciation of investments                     174,775
                                                            ----------
Net increase in net assets resulting from operations           460,082
                                                            ----------


CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                 1,045,326
Redemption of shares                                          (10,000)
                                                            ----------
Net increase from share transactions                         1,035,326
                                                            ----------

TOTAL INCREASE IN NET ASSETS                                 1,495,408

NET ASSETS:
Beginning of period                                            100,000
                                                            ----------
End of period                                              $ 1,595,408
                                                            ==========

TRANSACTIONS IN SHARES:
Shares sold                                                    101,364
Shares redeemed                                                  (694)
                                                            ----------
Net increase                                                   100,670
                                                            ==========


<F1> Commencement of operations


See notes to the financial statements.

GRAND PRIX FUND

FINANCIAL HIGHLIGHTS
FOR THE PERIOD JANUARY 1, 1998<F1> TO OCTOBER 31, 1998




Net asset value, beginning of period                    $    10.00

Income from investment operations:
Net investment loss                                         (0.10)
Net realized gains on investments                             4.52
                                                        ----------

Total from investment operations                              4.42
                                                        ----------

Net asset value, end of period                          $    14.42
                                                        ==========

Total return <F2>                                           44.20%

Supplemental data and ratios:
Net assets, end of period                               $1,595,408
Ratio of net expenses to average net assets <F3><F4>         1.65%
Ratio of net investment loss to average
  net assets <F3><F4>                                      (1.03)%

Portfolio turnover rate                                    521.6%



<F1> Commencement of operations
<F2> Not annualized
<F3> Annualized
<F4> Net of reimbursements and waivers.  Without reimbursements and waivers, the ratio of expenses to average net assets would have been 15.93%, and the ratio of net investment income to average net assets would have been (15.31)%.

See notes to the financial statements.


Grand Prix Fund
Notes to the Financial Statements
October 31, 1998


(1)  Organization

     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on
     October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Grand Prix Fund (the "Fund") which commenced operations on January 1, 1998. Effective December 1, 1998, the Fund changed from a no-load mutual fund to a load fund.

(2) Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation

          Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b)  Organization Costs

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

     (c)  Federal Income and Excise Taxes

          The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.


     (d)  Distribution to Shareholders

          Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at October 31, 1998, reclassifications were recorded to decrease undistributed net investment loss by $10,705, decrease undistributed net realized gain on investments by $1,649, and decrease capital stock by $9,056.

     (e)  Securities Transactions and Investment Income

          Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

(3)  Investment Transactions

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the period January 1, 1998 to October 31, 1998 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                $7,545,196
     Sales                    $6,418,702


     At October 31, 1998, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $1,458,964, were as follows:

     Unrealized appreciation        $171,195
     Unrealized depreciation        (14,237)
                                    --------
     Net unrealized appreciation
         on investments             $156,958
                                    ========

     For the period ended October 31, 1998, 0.6% of the dividends paid from taxable income (including short-term capital gains) qualify for the dividends received deduction available to corporate shareholders.

(4)  Investment Advisor

     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of average daily net assets of the Fund. For the fiscal period ending October 31, 1998, the Advisor has agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.65% of the Fund's average daily net assets. During the period ended October 31, 1998, the Advisor waived and reimbursed the Fund for expenses totaling $149,110 including $10,435 of investment advisory fees.

(5)  Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets. As of October 31, 1998, there have not been any payments made under the Plan.




                         Report of Independent Auditors


To the Board of Directors and Shareholders of the Grand Prix Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Grand Prix Fund (the Fund), as of October 31, 1998, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from January 1, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grand Prix Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 1, 1998 (commencement of operations) to October 31, 1998, in conformity with generally accepted accounting principles.



                                                       /s/ Ernst & Young LLP
November 30, 1998